UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2023

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United-Guardian, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-10526	11-1719724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Marcus Boulevard

Hauppauge, New York 11788

(Address of Principal Executive Offices) (Zip Code)

(631) 273-0900

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	UG	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

This Current Report on Form 8-K/A (this “Amendment”) supplements the disclosures previously made pursuant to Item 5.02 in the Current Report on Form 8-K filed on June 13, 2023 (the “Original Report”) by United-Guardian, Inc. (the “Company”). The Original Report announced that the Company’s Board of Directors (“Board”) had appointed Donna Vigilante to be the Company’s new President. At the time of that disclosure the Company had not yet finalized the compensation that would be paid to Ms. Vigilante. On June 19, 2023 the Board’s Compensation Committee (“Committee”) met to determine what Ms. Vigilante’s annual salary would be, and decided that Mr. Vigilante would be paid an annual salary of $210,000. She will also be entitled to participate in the Company’s profit-sharing plan, with profit-sharing bonuses to be determined by the Committee for Ms. Vigilante and the rest of the employees of the Company when it meets again in March 2024. During that same meeting the Committee will also determine whether Ms. Vigilante’s annual salary should be increased. There is no written employment agreement between Ms. Vigilante and the Company.

The sole purpose of this Amendment is to disclose the compensation to be paid to Ms. Vigilante, and no other modifications to the Original Report, as amended by this Amendment, are being made by this Amendment. This Amendment should be read in conjunction with the Original Report, which provides a more complete description of the appointment of Ms. Vigilante as President of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors agreed to an annual salary of $210,000 for Donna Vigilante, the Company's new President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 28, 2023

United-Guardian, Inc.

By:	/s/ Donna Vigilante
Name:	Donna Vigilante
Title:	President